Oak Ridge Global Resources & Infrastructure Fund
Class A Shares (Ticker Symbol: INNAX)
Class I Shares (Ticker Symbol: INNNX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 18, 2017, to the
Statement of Additional Information (“SAI”) dated June 28, 2017.

Effective July 18, 2017, the Oak Ridge Global Resources & Infrastructure Fund observes the following restriction as a matter of operating but not fundamental policy:

The Oak Ridge Global Resources & Infrastructure Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund may not acquire any securities of registered open-end investment companies or registered UITs in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Please retain this Supplement with your records.